UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Fourth Avenue, N., Suite 500, Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 404-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into Material Definitive Agreement.

On July 28, 2011, Fisher Broadcasting-Seattle TV, LLC and Fisher Broadcasting-Portland TV, LLC, wholly-owned operating subsidiaries of Fisher Communications, Inc. (the “Company”), each entered into a long-form Primary Television Agreement (the “Agreements”) with American Broadcasting Companies, Inc. (“ABC”). The Agreements relate to the renewed ABC network affiliation for the Company’s television stations, KOMO-TV in Seattle, Washington (“KOMO”) and KATU-TV in Portland, Oregon (“KATU”). The form of the Agreements for KOMO and KATU are substantially the same, and the Agreements supersede and replace the Term Sheet Affiliation Agreement for KOMO and KATU, by and between the Company’s subsidiaries and ABC dated August 12, 2009 (the “Term Sheets”), filed as Exhibit 10.2 on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Pursuant to the Agreements, KOMO and KATU serve as the primary television affiliate broadcasting ABC network programs in Seattle, Washington and Portland, Oregon, respectively. Consistent with the Term Sheet, the term of each Long-Form Agreement expires on August 31, 2014. During the term, the Company is licensed to broadcast ABC network television programs on KOMO and KATU and is authorized to grant retransmission consent rights for such programming, for which it pays ABC programming license fees.

The above description of the terms of the Agreements is a summary and does not purport to be a complete description of all of their terms, and it is qualified in its entirety by reference to the Agreements attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1*	Primary Television Affiliation Agreement, executed on July 28, 2011, by and between American Broadcasting Companies and Fisher Broadcasting-Seattle TV, LLC.

10.2*	Primary Television Affiliation Agreement, executed on July 28, 2011, by and between American Broadcasting Companies and Fisher Broadcasting-Portland TV, LLC.

*	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4), 200.83 and 230.406

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2011	FISHER COMMUNICATIONS, INC.

	By	/s/ Robert I. Dunlop
Robert I. Dunlop
Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1*	Primary Television Affiliation Agreement, executed on July 28, 2011, by and between American Broadcasting Companies and Fisher Broadcasting-Seattle TV, LLC.

10.2*	Primary Television Affiliation Agreement, executed on July 28, 2011, by and between American Broadcasting Companies and Fisher Broadcasting-Portland TV, LLC.

*	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under 17 C.F.R. Sections 200.80(b)(4), 200.83 and 230.406